                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 31, 1996

                           TRUMP PLAZA FUNDING, INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        2-0219                13-3339198
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

      Mississippi Avenue and The Boardwalk
           Atlantic City, New Jersey                            08401
-----------------------------------------------------      --------------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (609) 441-6526

                            TRUMP PLAZA ASSOCIATES
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                     033-04604-01              22-3241643
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

      Mississippi Avenue and The Boardwalk
           Atlantic City, New Jersey                            08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 441-6526

ITEM 1 TO ITEM 4:  None.


ITEM 5:  Other Events.
         ------------

In connection with the proposed merger (the "Merger") of THCR Merger Corp., a wholly owned subsidiary of Trump Hotels & Casino Resorts, Inc. ("THCR"), with and into Taj Mahal Holding Corp. ("Taj Holding"), all of the outstanding 10 7/8% Mortgage Notes due 2001 of Trump Plaza Funding, Inc. will be purchased and/or defeased (the "Plaza Note Purchase"). The Plaza Note Purchase is contingent upon consummation of the Merger and the other transactions contemplated thereby.

Reference is made to the joint press release of THCR and Taj Holding, dated February 1, 1996, attached as an Exhibit hereto. The Exhibit is incorporated herein by reference.

ITEM 6 TO ITEM 8:  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP PLAZA FUNDING, INC.



February 1, 1996                      /s/ Nicholas L. Ribis
                                      ----------------------------------------
                                By:   Nicholas L. Ribis
                              Title:  Vice President



                              TRUMP PLAZA ASSOCIATES

                                By: Trump Plaza Funding, Inc.
                                    its Managing General Partner


February 1, 1996                      /s/ Nicholas L. Ribis
                                      ----------------------------------------
                                By:   Nicholas L. Ribis
                              Title:  Vice President

                                 EXHIBIT INDEX

                                         Sequentially
Exhibit No.    Description               Numbered Page
-----------    ------------              -------------

99.1           News Release of Trump
               Hotels & Casino Resorts, Inc.
               and Taj Mahal Holding Corp.,
               dated February 1, 1996